Exhibit 99.1

For Immediate Release: October 28, 2015

Occidental Petroleum Announces 3rd Quarter 2015 Results

•                 Total company production of 689,000 BOE per day, providing year-over-year growth of 94,000 BOE per day or 16 percent

•                 Permian Resources year-over-year quarterly oil production grew 72 percent to 74,000 barrels per day and BOE production grew 51 percent to 116,000 BOE per day

•                 Q3 2015 operating cash flow of $1.0 billion

•                 Q3 2015 ending cash balance of $4.3 billion

HOUSTON – October 28, 2015 – Occidental Petroleum Corporation (NYSE: OXY) announced core income for the third quarter of 2015 of $24 million or $0.03 per diluted share. Reported income was a loss of $3.42 per diluted share for the quarter, including $2.6 billion after tax charges, which reflect the sharp decline in the oil and gas futures price curves, as well as projects that management determined it would cease to pursue. Operating cash flow for the quarter was $1.0 billion, with total cash on the balance sheet at quarter-end of $4.3 billion.

In announcing the results, Stephen I. Chazen, President and Chief Executive Officer, said, “Our third quarter daily production increased to 689,000 BOE from last year’s 595,000 BOE, an increase of 16 percent. Permian Resources and the start up of Al Hosn drove nearly all of the 94,000 BOE per day year-over-year growth. We have made a strategic decision to exit the Williston Basin and will continue to evaluate and minimize our involvement in non-core operations in the Middle East and North Africa. This will result in improved operating cash flow, lower future capital commitments, lower G&A costs and better overall financial returns for our remaining asset base.

“Although oil and NGL prices declined sequentially in the third quarter, our operating cash flow increased to $1.0 billion from $800 million in the second quarter of 2015. We reduced our capital spending another $300 million to $1.2 billion in the third quarter compared to $1.5 billion in the second quarter. Permian Resources continues to represent over 50 percent of total oil and gas spending. We continue to achieve drilling efficiencies and reduce unit operating costs. Wolfcamp well costs in the Delaware Basin are down over 40 percent and our Permian Resources unit operating costs are down 18 percent from a year ago.

“The actions we have taken to exit non-core assets, improve drilling efficiencies and lower well and unit operating costs provide greater focus in both our U.S. and international oil and gas operations and will strengthen the financial results of the overall enterprise.”

QUARTERLY RESULTS

Oil and Gas

Total oil and gas after-tax results were $17 million for the third quarter of 2015, compared to $108 million for the second quarter of 2015 and $900 million for the third quarter of 2014. The decrease in oil and gas results on a sequential and year-over-year basis was substantially due to lower realized commodity prices.

The average quarterly WTI and Brent marker prices were $46.43 per barrel and $51.17 per barrel, respectively, for the third quarter of 2015, a decrease of about 20 percent on a sequential quarterly basis and over 50 percent on a year-over-year basis. Our average worldwide realized crude oil prices were $47.78 per barrel for the third quarter of 2015, a decrease of 12 percent compared with the second quarter of 2015 and nearly 50 percent compared with the third quarter of 2014. Our average worldwide NGL prices were $14.68 per barrel in the third quarter of 2015, a decline of 19 percent from the preceding quarter and 62 percent from the third quarter of last year. Our average domestic natural gas prices improved by 7 percent in the third quarter of 2015 to $2.24 per MCF compared to the second quarter of 2015, and fell by 40 percent compared with the third quarter of 2014.

For the third quarter of 2015, total company average daily oil and gas production volumes increased by 94,000 barrels of oil equivalent (BOE) to 689,000 BOE from 595,000 BOE in the third quarter of 2014. Domestic average daily production increased by 17,000 BOE to 332,000 BOE in the third quarter of 2015 with the majority of the increase coming from oil production, which grew by 22,000 barrels to 204,000 barrels per day, with all of the increase attributable to Permian Resources. The increase in Permian Resources oil production was partially offset by lower oil and natural gas production in the Midcontinent and Other regions, of which Williston’s average daily production was down by 4,000 BOE to 17,000 BOE compared to the third quarter of 2014. International average daily production increased to 357,000 BOE in the third quarter of 2015 from 280,000 BOE in the third quarter of 2014. The increase in international production is mainly due to the ramp up in production at Al Hosn, which produced 50,000 BOE per day in the third quarter of 2015.

Total company average daily oil and gas production increased by 31,000 BOE compared to the second quarter of 2015. Third quarter domestic average daily production was about flat to the second quarter of 2015. Permian Resources average daily production grew by 7,000 BOE, with 3,000 BOE of the increase coming from oil production growth. The increase in Permian Resources production was offset by lower gas production in the Midcontinent and Other regions where we have curtailed all development activities due to the gas price environment. The increase in international average daily production of 32,000 BOE compared to the second quarter of 2015 reflected improved production rates at Al Hosn, which increased by 32,000 BOE, and operational improvements in other Middle East countries. These improvements in production were partially offset by the partial loss of Colombia production due to insurgency activities.

Total company average daily sales volumes were 670,000 BOE in the third quarter of 2015 compared to 657,000 BOE for the second quarter of 2015 and 590,000 BOE in the third quarter of 2014.

Chemical

Chemical pre-tax core earnings for the third quarter of 2015 were $174 million, compared to $136 million in the second quarter of 2015 and $140 million in the third quarter of 2014. Compared to the second quarter of 2015, the third quarter benefited from higher chlorovinyl production volumes and lower ethylene costs partially offset with lower vinyl sales prices. On a year-over-year basis, the third quarter of 2015 reflected lower ethylene and energy costs partially offset by lower sales prices and volumes across most product lines.

Midstream and Marketing

Midstream pre-tax core earnings for the third quarter of 2015 were $31 million, compared to $84 million for the second quarter of 2015 and $155 million for the third quarter of 2014. The decrease in earnings compared to the second quarter of 2015 mainly reflected lower marketing margins due to the narrowing of WTI and LLS differentials as an increase in supply of crude oil has lowered premiums in the Gulf Coast. The lower marketing margins were partially offset by higher pipeline income from both domestic and foreign pipelines and higher seasonal margins from power generation operations. Compared to the third quarter of 2014, the third quarter of 2015 reflected lower marketing margins due to the narrowing of WTI and LLS differentials and lower gas plant results due to the significant decline in NGL prices.

About Occidental Petroleum

Occidental Petroleum Corporation is an international oil and gas exploration and production company with operations in the United States, Middle East region and Latin America. Headquartered in Houston, Occidental is one of the largest U.S. oil and gas companies, based on equity market capitalization. Occidental’s midstream and marketing segment gathers, processes, transports, stores, purchases and markets hydrocarbons and other commodities in support of Occidental’s businesses. The company’s wholly owned subsidiary OxyChem manufactures and markets chlor-alkali products and vinyls.

Forward-Looking Statements

Portions of this press release contain forward-looking statements and involve risks and uncertainties that could materially affect expected results of operations, liquidity, cash flows and business prospects. Actual results may differ from anticipated results, sometimes materially, and reported results should not be considered an indication of future performance. Factors that could cause results to differ include, but are not limited to: global commodity pricing fluctuations; supply and demand considerations for Occidental’s products; higher-than-expected costs; the regulatory approval environment; reorganization or restructuring of Occidental’s operations; not successfully completing, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or dispositions; uncertainties about the estimated quantities of oil and natural gas reserves; lower-than-expected production from development projects or acquisitions; exploration risks; general economic slowdowns domestically or internationally; political conditions and events; liability under environmental regulations including remedial actions; litigation; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, natural disasters, cyber attacks or insurgent activity; failure of risk management; changes in law or regulations; or changes in tax rates. Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” “likely” or similar expressions that convey the prospective nature of events or outcomes generally indicate forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this release. Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements, as a result of new information, future events or otherwise. Material risks that may affect Occidental’s results of operations and financial position appear in Part I, Item 1A “Risk Factors” of the 2014 Form 10-K. Occidental posts or provides links to important information on its website at www.oxy.com.

-0-

Contacts:

Media:
Melissa E. Schoeb
713-366-5615
melissa_schoeb@oxy.com

or

Investors:
Christopher M. Degner
212-603-8111
christopher_degner@oxy.com

On the web: www.oxy.com

Occidental Petroleum Corporation

Q3 2015 Earnings Release Schedules Index

Schedule #	Schedule Description
1	Summary Highlights

2	Segment income before tax allocations
• Core income
• Non-core adjustments
• Reported income

3	Segment income after tax allocations
• Core income
• Non-core adjustments
• Reported income

4	Detail of non-core adjustments
• Before tax allocations
• After tax allocations

5	GAAP Consolidated Income Statement

6	Condensed Balance Sheets
• 2014
• 2015
• Financial measures (Debt/Cap, ROE & ROCE) - including GAAP reconciliations

7	Condensed Statement of Cash Flows - including GAAP reconciliations
Details of Depreciation, Depletion and Amortization and Capital Expenditures

8	Daily production
• MBOE/D
• By Commodity

9	Sales
• MBOE/D volumes
• Realized prices and related marker prices

10	Oil and Gas $/BOE Costs

11	Segment Core Income Pre-tax Variance Roll-forwards
• Quarter-over-Quarter
• Year-over-Year

Occidental Petroleum Corporation

Summary Highlights

	2014					2015
Quarterly	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Net income (loss)
Core ($ millions)	$1,095	$1,082	$1,046	$560	$3,783	$31	$165	$24		$220
Core EPS - Diluted ($/share)	$1.38	$1.38	$1.34	$0.72	$4.83	$0.04	$0.21	$0.03		$0.29
Effective tax rate	41%	41%	41%	39%	41%	75%	65%	90%		74%

Reported ($ millions)	$1,390	$1,431	$1,208	$(3,413)	$616	$(218)	$176	$(2,609)		$(2,651)
Reported EPS - Diluted ($/share)	$1.75	$1.82	$1.55	$(4.41)	$0.79	$(0.28)	$0.23	$(3.42)		$(3.46)
Effective tax rate	41%	41%	41%	15%	109%	8%	64%	15%		5%

Average Shares Outstanding
Basic (millions)	791.3	782.6	777.4	773.1	781.1	769.6	766.4	763.3		766.4
Diluted (millions)	791.7	782.9	777.7	773.4	781.1	769.6	766.6	763.3		766.4

Production
Total US (MBOE/D)	302	308	315	321	312	326	333	332		331
US oil (MBBL/D)	173	179	182	189	181	198	205	204		203
Worldwide (MBOE/D)	573	580	595	616	591	645	658	689		665
Worldwide sales (MBOE/D)	562	579	590	635	592	637	657	670		655

Realizations
Worldwide oil ($/BBL)	$98.14	$99.30	$94.26	$71.58	$90.13	$48.50	$54.55	$47.78		$50.33
Worldwide NGL ($/BBL)	$41.70	$40.98	$38.20	$27.39	$37.01	$17.96	$18.06	$14.68		$16.73
Domestic gas ($/MCF)	$4.39	$4.15	$3.74	$3.56	$3.97	$2.49	$2.09	$2.24		$2.28

Cash Flows ($ millions)
Operating before working capital	$2,294	$2,070	$2,341	$1,374	$8,079	$1,121	$1,517	$1,202		$3,840
Working capital changes	(252)	204	(267)	1,107	792	(555)	(399)	16		(938)
Other, net	-	-	-	-	-	-	(307)	(192)		(499)
Operating - continuing operations	$2,042	$2,274	$2,074	$2,481	$8,871	$566	$811	$1,026		$2,403
Capital expenditures	$(1,732)	$(2,001)	$(2,003)	$(2,984)	$(8,720)	$(1,735)	$(1,488)	$(1,219)		$(4,442)

	2014					2015
Year-to-date	Mar	Jun	Sep	Dec		Mar	Jun	Sep	Dec
Net income (loss)
Core ($ millions)	$1,095	$2,177	$3,223	$3,783		$31	$196	$220
Core EPS - Diluted ($/share)	$1.38	$2.76	$4.10	$4.83		$0.04	$0.25	$0.29
Effective tax rate	41%	41%	41%	41%		75%	67%	74%

Reported ($ millions)	$1,390	$2,821	$4,029	$616		$(218)	$(42)	$(2,651)
Reported EPS - Diluted ($/share)	$1.75	$3.58	$5.13	$0.79		$(0.28)	$(0.05)	$(3.46)
Effective tax rate	41%	41%	41%	109%		8%	113%	5%

Average Shares Outstanding
Basic (millions)	791.3	786.9	783.7	781.1		769.6	768.0	766.4
Diluted (millions)	791.7	787.2	784.1	781.1		769.6	768.0	766.4

Production
Total US (MBOE/D)	302	305	308	312		326	330	331
US oil (MBBL/D)	173	175	178	181		198	201	203
Worldwide (MBOE/D)	573	576	582	591		645	652	665
Worldwide sales (MBOE/D)	562	571	577	592		637	647	655

Realizations
Worldwide oil ($/BBL)	$98.14	$98.73	$97.20	$90.13		$48.50	$51.60	$50.33
Worldwide NGL ($/BBL)	$41.70	$41.34	$40.27	$37.01		$17.96	$18.01	$16.73
Domestic gas ($/MCF)	$4.39	$4.28	$4.10	$3.97		$2.49	$2.29	$2.28

Cash Flows ($ millions)
Operating before working capital	$2,294	$4,364	$6,705	$8,079		$1,121	$2,638	$3,840
Working capital changes	(252)	(48)	(315)	792		(555)	(954)	(938)
Other, net	-	-	-	-		-	(307)	(499)
Operating - continuing operations	$2,042	$4,316	$6,390	$8,871		$566	$1,377	$2,403
Capital expenditures	$(1,732)	$(3,733)	$(5,736)	$(8,720)		$(1,735)	$(3,223)	$(4,442)

SIGNIFICANT TRANSACTIONS AND EVENTS AFFECTING EARNINGS

Occidental’s results of operations often include the effects of significant transactions and events affecting earnings that vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. Therefore, management uses a measure called “core results,” which excludes those items. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported earnings are considered representative of management’s performance over the long term. Core results are not considered to be an alternative to operating income reported in accordance with generally accepted accounting principles.

Schedule 1

Occidental Petroleum Corporation Segment Income Before Tax Allocations

(Amounts in millions, except per share and effective tax rate amounts)

	2014					2015
Core Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$646	$642	$486	$80	$1,854	$(236)	$(67)	$(179)		$(482)
Foreign	1,092	1,096	1,103	710	4,001	295	395	342		1,032
Exploration	(19)	(35)	(18)	(54)	(126)	(2)	(4)	(1)		(7)
	1,719	1,703	1,571	736	5,729	57	324	162		543
Chemical	136	133	140	160	569	139	136	174		449
Midstream and marketing	96	130	155	168	549	(5)	84	31		110
Segment Earnings	1,951	1,966	1,866	1,064	6,847	191	544	367		1,102
Corporate
Interest	(20)	(18)	(15)	(18)	(71)	(28)	(7)	(47)		(82)
Other	(68)	(107)	(83)	(123)	(381)	(39)	(61)	(74)		(174)
Pre-tax income	1,863	1,841	1,768	923	6,395	124	476	246		846
Taxes
Federal and state	(215)	(228)	(178)	(82)	(703)	14	59	80		153
Foreign	(553)	(531)	(544)	(281)	(1,909)	(107)	(370)	(302)		(779)
Net Income	$1,095	$1,082	$1,046	$560	$3,783	$31	$165	$24		$220

Core earnings per share
Basic	$1.38	$1.38	$1.34	$0.72	$4.83	$0.04	$0.21	$0.03		$0.29
Diluted	$1.38	$1.38	$1.34	$0.72	$4.83	$0.04	$0.21	$0.03		$0.29

Effective tax rate	41%	41%	41%	39%	41%	75%	65%	90%		74%

Non-core Adjustments	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$-	$64	$(3)	$(4,296)	$(4,235)	$(277)	$32	$(1,852)		$(2,097)
Foreign	-	-	-	(1,066)	(1,066)	(46)	(1)	(1,438)		(1,485)
Exploration	-	-	-	-	-	-	-	-		-
	-	64	(3)	(5,362)	(5,301)	(323)	31	(3,290)		(3,582)
Chemical	-	-	-	(149)	(149)	-	-	98		98
Midstream and marketing	66	78	(50)	1,921	2,015	(10)	3	(7)		(14)
Segment Earnings	66	142	(53)	(3,590)	(3,435)	(333)	34	(3,199)		(3,498)
Corporate
Interest	-	-	-	-	-	-	-	-		-
Other	-	(16)	(21)	(1,382)	(1,419)	(25)	(6)	(98)		(129)
Pre-tax income	66	126	(74)	(4,972)	(4,854)	(358)	28	(3,297)		(3,627)
Taxes
Federal and state	(26)	(50)	23	913	860	111	(12)	667		766
Foreign	-	-	-	67	67	1	(1)	-		-
Income From Continuing Operations	40	76	(51)	(3,992)	(3,927)	(246)	15	(2,630)		(2,861)
Discontinued Operations	255	273	213	19	760	(3)	(4)	(3)		(10)
Net Income (loss)	$295	$349	$162	$(3,973)	$(3,167)	$(249)	$11	$(2,633)		$(2,871)

Reported Income	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$646	$706	$483	$(4,216)	$(2,381)	$(513)	$(35)	$(2,031)		$(2,579)
Foreign	1,092	1,096	1,103	(356)	2,935	249	394	(1,096)		(453)
Exploration	(19)	(35)	(18)	(54)	(126)	(2)	(4)	(1)		(7)
	1,719	1,767	1,568	(4,626)	428	(266)	355	(3,128)		(3,039)
Chemical	136	133	140	11	420	139	136	272		547
Midstream and marketing	162	208	105	2,089	2,564	(15)	87	24		96
Segment Earnings	2,017	2,108	1,813	(2,526)	3,412	(142)	578	(2,832)		(2,396)
Corporate
Interest	(20)	(18)	(15)	(18)	(71)	(28)	(7)	(47)		(82)
Other	(68)	(123)	(104)	(1,505)	(1,800)	(64)	(67)	(172)		(303)
Pre-tax income	1,929	1,967	1,694	(4,049)	1,541	(234)	504	(3,051)		(2,781)
Taxes
Federal and state	(241)	(278)	(155)	831	157	125	47	747		919
Foreign	(553)	(531)	(544)	(214)	(1,842)	(106)	(371)	(302)		(779)
Income From Continuing Operations	1,135	1,158	995	(3,432)	(144)	(215)	180	(2,606)		(2,641)
Discontinued Operations	255	273	213	19	760	(3)	(4)	(3)		(10)
Net Income (loss) (a)	$1,390	$1,431	$1,208	$(3,413)	$616	$(218)	$176	$(2,609)		$(2,651)

Reported earnings per share
Basic	$1.75	$1.83	$1.55	$(4.41)	$0.79	$(0.28)	$0.23	$(3.42)		$(3.46)
Diluted	$1.75	$1.82	$1.55	$(4.41)	$0.79	$(0.28)	$0.23	$(3.42)		$(3.46)

Effective tax rate	41%	41%	41%	15%	109%	8%	64%	15%		5%

(a) Represents amounts attributable to common stock after deducting noncontrolling interest amounts in 2014.

Schedule 2

Occidental Petroleum Corporation

Segment Income After Tax Allocations

(Amounts in millions, except per share amounts)

	2014					2015
Core Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$412	$409	$310	$59	$1,190	$(89)	$(42)	$(113)		$(244)
Foreign	587	561	605	304	2,057	69	154	131		354
Exploration	(5)	(29)	(15)	(46)	(95)	(2)	(4)	(1)		(7)
	994	941	900	317	3,152	(22)	108	17		103
Chemical	86	84	89	98	357	88	86	111		285
Midstream and marketing	71	103	118	125	417	4	66	41		111
Segment Earnings	1,151	1,128	1,107	540	3,926	70	260	169		499
Corporate
Interest	(20)	(18)	(15)	(17)	(70)	(28)	(7)	(47)		(82)
Other	(68)	(107)	(83)	(124)	(382)	(39)	(61)	(74)		(174)
Taxes	32	79	37	161	309	28	(27)	(24)		(23)
Net Income	$1,095	$1,082	$1,046	$560	$3,783	$31	$165	$24		$220

Core earnings per share
Basic	$1.38	$1.38	$1.34	$0.72	$4.83	$0.04	$0.21	$0.03		$0.29
Diluted	$1.38	$1.38	$1.34	$0.72	$4.83	$0.04	$0.21	$0.03		$0.29

Non-core Adjustments	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$-	$41	$(2)	$(2,751)	$(2,712)	$(177)	$20	$(1,186)		$(1,343)
Foreign	-	-	-	(1,055)	(1,055)	(46)	(1)	(1,438)		(1,485)
Exploration	-	-	-	-	-	-	-	-		-
	-	41	(2)	(3,806)	(3,767)	(223)	19	(2,624)		(2,828)
Chemical	-	-	-	(94)	(94)	-	-	63		63
Midstream and marketing	40	47	(30)	1,225	1,282	(4)	2	(4)		(6)
Segment Earnings	40	88	(32)	(2,675)	(2,579)	(227)	21	(2,565)		(2,771)
Corporate
Interest	-	-	-	-	-	-	-	-		-
Other	-	(12)	(19)	(1,261)	(1,292)	(19)	(6)	(65)		(90)
Taxes	-	-	-	(56)	(56)	-	-	-		-
Income From Continuing Operations	40	76	(51)	(3,992)	(3,927)	(246)	15	(2,630)		(2,861)
Discontinued Operations	255	273	213	19	760	(3)	(4)	(3)		(10)
Net Income (loss)	$295	$349	$162	$(3,973)	$(3,167)	$(249)	$11	$(2,633)		$(2,871)

Reported Income	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$412	$450	$308	$(2,692)	$(1,522)	$(266)	$(22)	$(1,299)		$(1,587)
Foreign	587	561	605	(751)	1,002	23	153	(1,307)		(1,131)
Exploration	(5)	(29)	(15)	(46)	(95)	(2)	(4)	(1)		(7)
	994	982	898	(3,489)	(615)	(245)	127	(2,607)		(2,725)
Chemical	86	84	89	4	263	88	86	174		348
Midstream and marketing	111	150	88	1,350	1,699	-	68	37		105
Segment Earnings	1,191	1,216	1,075	(2,135)	1,347	(157)	281	(2,396)		(2,272)
Corporate
Interest	(20)	(18)	(15)	(17)	(70)	(28)	(7)	(47)		(82)
Other	(68)	(119)	(102)	(1,385)	(1,674)	(58)	(67)	(139)		(264)
Taxes	32	79	37	105	253	28	(27)	(24)		(23)
Income From Continuing Operations	1,135	1,158	995	(3,432)	(144)	(215)	180	(2,606)		(2,641)
Discontinued Operations	255	273	213	19	760	(3)	(4)	(3)		(10)
Net Income (loss) (a)	$1,390	$1,431	$1,208	$(3,413)	$616	$(218)	$176	$(2,609)		$(2,651)

Reported earnings per share
Basic	$1.75	$1.83	$1.55	$(4.41)	$0.79	$(0.28)	$0.23	$(3.42)		$(3.46)
Diluted	$1.75	$1.82	$1.55	$(4.41)	$0.79	$(0.28)	$0.23	$(3.42)		$(3.46)

(a) Represents amounts attributable to common stock after deducting noncontrolling interest amounts in 2014.

Schedule 3

Occidental Petroleum Corporation

Non-core Adjustments Detail

(Amounts in millions)

			2014					2015
Before Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset sales gains (losses)	$-	$535	$(3)	$(1)	$531	$(13)	$18	$-		$5
Asset impairments and related items	-	(471)	-	(4,295)	(4,766)	(264)	14	(1,852)		(2,102)
	-	64	(3)	(4,296)	(4,235)	(277)	32	(1,852)		(2,097)
Foreign
Asset impairments and related items	-	-	-	(1,066)	(1,066)	(46)	(1)	(1,438)		(1,485)
Total Oil and Gas	-	64	(3)	(5,362)	(5,301)	(323)	31	(3,290)		(3,582)

Chemical
Asset sale gain	-	-	-	-	-	-	-	98		98
Asset impairments	-	-	-	(149)	(149)	-	-	-		-
Total Chemical	-	-	-	(149)	(149)	-	-	98	-	98

Midstream and marketing
Asset sales gains	-	-	-	1,984	1,984	-	-	-		-
Asset impairments and related items	66	78	(50)	(63)	31	(10)	3	(7)		(14)
Total Midstream	66	78	(50)	1,921	2,015	(10)	3	(7)		(14)

Corporate
Asset sales gains (losses)	-	-	-	-	-	(11)	-	2		(9)
Asset impairments	-	-	-	(1,358)	(1,358)	-	-	(5)		(5)
Severance, spin-off costs and other items	-	(16)	(21)	(24)	(61)	(14)	(6)	(95)		(115)
Total Corporate	-	(16)	(21)	(1,382)	(1,419)	(25)	(6)	(98)		(129)

Taxes	(26)	(50)	23	980	927	112	(13)	667		766
Income From Continuing Operations	40	76	(51)	(3,992)	(3,927)	(246)	15	(2,630)		(2,861)
Discontinued Operations	255	273	213	19	760	(3)	(4)	(3)		(10)
Totals	$295	$349	$162	$(3,973)	$(3,167)	$(249)	$11	$(2,633)		$(2,871)

			2014					2015
After Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset sales gains (losses)	$-	$341	$(2)	$(1)	$338	$(8)	$11	$(1)		$2
Asset impairments and related items	-	(300)	-	(2,750)	(3,050)	(169)	9	(1,185)		(1,345)
	-	41	(2)	(2,751)	(2,712)	(177)	20	(1,186)		(1,343)
Foreign
Asset impairments and related items	-	-	-	(1,055)	(1,055)	(46)	(1)	(1,438)		(1,485)
Total Oil and Gas	-	41	(2)	(3,806)	(3,767)	(223)	19	(2,624)		(2,828)

Chemical
Asset sale gain	-	-	-	-	-	-	-	63		63
Asset impairments	-	-	-	(94)	(94)	-	-	-		-
Total Chemical	-	-	-	(94)	(94)	-	63	-		63

Midstream and marketing
Asset sales gains	-	-	-	1,264	1,264	-	-	-		-
Asset impairments and related items	40	47	(30)	(39)	18	(4)	2	(4)		(6)
Total Midstream	40	47	(30)	1,225	1,282	(4)	2	(4)		(6)

Corporate
Asset sales gains (losses)	-	-	-	-	-	(7)	-	1		(6)
Asset impairments	-	-	-	(1,240)	(1,240)	-	-	(5)		(5)
Severance, spin-off costs and other items	-	(12)	(19)	(21)	(52)	(12)	(6)	(61)		(79)
Total Corporate	-	(12)	(19)	(1,261)	(1,292)	(19)	(6)	(65)		(90)

Taxes	-	-	-	(56)	(56)	-	-	-		-
Income From Continuing Operations	40	76	(51)	(3,992)	(3,927)	(246)	15	(2,630)		(2,861)
Discontinued Operations	255	273	213	19	760	(3)	(4)	(3)		(10)
Totals	$295	$349	$162	$(3,973)	$(3,167)	$(249)	$11	$(2,633)		$(2,871)

Schedule 4

Occidental Petroleum Corporation

Consolidated Condensed Statements of Operations

(Amounts in millions, except per-share amounts)

	2014					2015
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
REVENUES
Net sales
Oil and gas	$3,602	$3,703	$3,586	$2,996	$13,887	$2,009	$2,342	$2,054		$6,405
Chemical	1,220	1,242	1,232	1,123	4,817	1,000	1,030	1,008		3,038
Midstream and marketing	340	440	261	332	1,373	197	294	231		722
Eliminations	(194)	(252)	(175)	(144)	(765)	(117)	(197)	(177)		(491)
	4,968	5,133	4,904	4,307	19,312	3,089	3,469	3,116		9,674
Interest, dividends and other income	30	47	31	22	130	31	26	31		88
Gain (loss) on sale of assets and equity investments, net	-	525	(5)	1,985	2,505	(24)	19	99		94
	4,998	5,705	4,930	6,314	21,947	3,096	3,514	3,246		9,856

COSTS AND OTHER DEDUCTIONS
Cost of sales	1,643	1,691	1,736	1,733	6,803	1,557	1,480	1,413		4,450
Depreciation, depletion and amortization	977	1,024	1,056	1,204	4,261	1,029	1,116	1,123		3,268
Selling, general and administrative and other operating expenses	317	429	355	402	1,503	311	347	292		950
Asset impairments and related items	-	471	-	6,908	7,379	324	-	3,397		3,721
Taxes other than on income	151	144	135	120	550	107	107	79		293
Exploration expense	24	39	28	59	150	8	10	5		23
Interest and debt expense, net	22	20	16	19	77	30	8	48		86
	3,134	3,818	3,326	10,445	20,723	3,366	3,068	6,357		12,791
INCOME (LOSS) BEFORE INCOME TAXES AND OTHER ITEMS	1,864	1,887	1,604	(4,131)	1,224	(270)	446	(3,111)		(2,935)
Benefit from (provision for) domestic and foreign income taxes	(794)	(809)	(699)	617	(1,685)	19	(324)	445		140
Income from equity investments	67	83	93	88	331	36	58	60		154
INCOME (LOSS) FROM CONTINUING OPERATIONS	1,137	1,161	998	(3,426)	(130)	(215)	180	(2,606)		(2,641)
Discontinued operations, net	255	273	213	19	760	(3)	(4)	(3)		(10)
NET INCOME (LOSS)	1,392	1,434	1,211	(3,407)	630	(218)	176	(2,609)		(2,651)
Less: Net income (loss) attributable to noncontrolling interest	(2)	(3)	(3)	(6)	(14)	-	-	-		-
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCK	$1,390	$1,431	$1,208	$(3,413)	$616	$(218)	$176	$(2,609)		$(2,651)

EARNINGS PER SHARE (attributable to common stock)
BASIC EARNINGS PER COMMON SHARE
Income (loss) from continuing operations	$1.43	$1.48	$1.28	$(4.44)	$(0.18)	$(0.28)	$0.23	$(3.41)		$(3.45)
Discontinued operations, net	0.32	0.35	0.27	0.03	0.97	-	-	(0.01)		(0.01)
BASIC EARNINGS PER COMMON SHARE	$1.75	$1.83	$1.55	$(4.41)	$0.79	$(0.28)	$0.23	$(3.42)		$(3.46)

DILUTED EARNINGS PER COMMON SHARE	$1.75	$1.82	$1.55	$(4.41)	$0.79	$(0.28)	$0.23	$(3.42)		$(3.46)

DIVIDENDS PER COMMON SHARE	$0.72	$0.72	$0.72	$0.72	$2.88	$0.72	$0.75	$0.75		$2.22

AVERAGE COMMON SHARES OUTSTANDING
BASIC	791.3	782.6	777.4	773.1	781.1	769.6	766.4	763.3		766.4
DILUTED	791.7	782.9	777.7	773.4	781.1	769.6	766.6	763.3		766.4

Schedule 5

Occidental Petroleum Corporation

Consolidated Condensed Balance Sheets

(Amounts in millions)

	2014				2015
	MAR	JUN	SEP	DEC	MAR	JUN	SEP	DEC
CURRENT ASSETS
Cash and cash equivalents	$2,332	$2,391	$2,897	$3,789	$2,153	$2,756	$2,547
Restricted cash	-	-	-	4,019	3,265	2,382	1,765
Trade receivables, net	5,233	5,826	4,960	4,206	3,068	3,973	3,507
Inventories	1,308	1,323	1,359	1,052	1,133	1,120	1,122
Assets held for sale	-	-	-	-	-	-	644
Other current assets	2,026	1,246	1,291	807	815	777	890
Total current assets	10,899	10,786	10,507	13,873	10,434	11,008	10,475
INVESTMENTS
Investments in unconsolidated entities	1,511	1,547	1,544	1,171	1,221	1,330	1,428
Available for sale investment	-	-	-	394	544	432	186
Total investments	1,511	1,547	1,544	1,565	1,765	1,762	1,614
PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment	89,790	92,135	94,771	74,515	75,979	77,375	73,579
Accumulated depreciation, depletion and amortization	(33,746)	(35,001)	(36,306)	(34,785)	(35,870)	(36,897)	(36,679)
	56,044	57,134	58,465	39,730	40,109	40,478	36,900
LONG-TERM RECEIVABLES AND OTHER ASSETS, NET	821	826	994	1,091	1,081	1,121	1,100
TOTAL ASSETS	$69,275	$70,293	$71,510	$56,259	$53,389	$54,369	$50,089

CURRENT LIABILITIES
Current maturities of long-term debt	$-	$-	$1,599	$-	$700	$1,450	$1,450
Accounts payable	5,423	6,097	5,511	5,229	3,867	4,145	3,727
Accrued liabilities	2,441	2,332	2,337	2,601	2,152	2,230	2,202
Domestic and foreign income taxes	326	440	74	414	196	-	25
Liabilities of assets held for sale	-	-	-	-	-		29
Total current liabilities	8,190	8,869	9,521	8,244	6,915	7,825	7,433
LONG-TERM DEBT, NET	6,877	6,835	6,837	6,838	6,139	6,880	6,882
DEFERRED CREDITS AND OTHER LIABILITIES
Deferred domestic and foreign income taxes	7,398	7,313	7,634	3,015	2,947	3,153	2,579
Other	3,441	3,464	3,433	3,203	3,224	3,209	3,313
	10,839	10,777	11,067	6,218	6,171	6,362	5,892
STOCKHOLDERS’ EQUITY
Common stock, $.20 per share par value	178	178	178	178	178	178	178
Treasury stock	(7,079)	(7,681)	(8,146)	(8,528)	(8,734)	(9,107)	(9,113)
Additional paid-in capital	7,543	7,564	7,570	7,599	7,632	7,651	7,664
Retained earnings	42,652	43,519	44,166	36,067	35,294	34,896	31,712
Accumulated other comprehensive loss	(296)	(291)	(289)	(357)	(206)	(316)	(559)
Non-controlling interest	371	523	606	-	-	-	-
Total equity	43,369	43,812	44,085	34,959	34,164	33,302	29,882
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$69,275	$70,293	$71,510	$56,259	$53,389	$54,369	$50,089

Schedule 6

Occidental Petroleum Corporation

Condensed Statements of Cash Flows and Details of Depreciation, Depletion and Amortization and Capital Expenditures

(Amounts in millions)

	2014					2015
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
OPERATING CASH FLOW
Net income (loss)	$1,392	$1,434	$1,211	$(3,407)	$630	$(218)	$176	$(2,609)		$(2,651)
Depreciation, depletion and amortization (see detail below)	977	1,024	1,056	1,204	4,261	1,029	1,116	1,123		3,268
Deferred income tax provision	125	(182)	277	(1,398)	(1,178)	(63)	202	(556)		(417)
Asset impairments and other non-cash charges	(200)	(206)	(203)	4,975	4,366	373	23	3,244		3,640
Operating cash flow before working capital	2,294	2,070	2,341	1,374	8,079	1,121	1,517	1,202		3,840
Working capital changes	(252)	204	(267)	1,107	792	(555)	(399)	16		(938)
Other, net (a)	-	-	-	-	-	-	(307)	(192)		(499)
Operating cash flow from continuing operations	2,042	2,274	2,074	2,481	8,871	566	811	1,026		2,403

INVESTING CASH FLOW
Capital expenditures (see detail below)	(1,732)	(2,001)	(2,003)	(2,984)	(8,720)	(1,735)	(1,488)	(1,219)		(4,442)
Payment for purchases of assets and businesses	(4)	(303)	(45)	(1,335)	(1,687)	(6)	(37)	(9)		(52)
Sales of assets and equity investments, net	-	1,371	16	2,790	4,177	20	38	93		151
Changes in capital accrual	-	-	-	542	542	(458)	(127)	(67)		(652)
Other investing activities	(35)	(70)	(17)	(63)	(185)	(27)	(69)	(27)		(123)
Investing cash flow from continuing operations	(1,771)	(1,003)	(2,049)	(1,050)	(5,873)	(2,206)	(1,683)	(1,229)		(5,118)

FINANCING CASH FLOW
Cash dividends paid	(514)	(570)	(565)	(561)	(2,210)	(557)	(556)	(577)		(1,690)
Purchases of treasury stock	(946)	(630)	(507)	(417)	(2,500)	(207)	(329)	(50)		(586)
Special cash distribution from California Resources	-	-	-	6,100	6,100	-	-	-		-
Proceeds from short-term borrowings	-	-	1,599	(1,599)	-	-	-	-		-
Proceeds from long-term debt	-	-	-	-	-	-	1,478	-		1,478
Other financing activities	(48)	(42)	9	13	(68)	19	5	10		34
Financing cash flow from continuing operations	(1,508)	(1,242)	536	3,536	1,322	(745)	598	(617)		(764)

Cash Flow From Discontinued Operations	176	30	(55)	(56)	95	(5)	(6)	(6)		(17)

Increase (decrease) in cash	(1,061)	59	506	4,911	4,415	(2,390)	(280)	(826)		(3,496)
Cash, cash equivalents and restricted cash (b) - beg of period	3,393	2,332	2,391	2,897	3,393	7,808	5,418	5,138		7,808
Cash, cash equivalents and restricted cash (b) - end of period	$2,332	$2,391	$2,897	$7,808	$7,808	$5,418	$5,138	$4,312		$4,312

Depreciation, Depletion and Amortization
Oil & Gas	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States	$503	$519	$537	$555	$2,114	$502	$541	$556		$1,599
Latin America	42	35	40	44	161	48	49	48		145
Middle East/North Africa	297	331	340	458	1,426	329	370	345		1,044
Chemical	89	93	91	94	367	92	92	94		278
Midstream and marketing	39	38	38	45	160	48	55	71		174
Corporate	7	8	10	8	33	10	9	9		28
	$977	$1,024	$1,056	$1,204	$4,261	$1,029	$1,116	$1,123	$-	$3,268

Capital Expenditures
Oil & Gas
Permian Resources	$(328)	$(401)	$(472)	$(715)	$(1,916)	$(729)	$(555)	$(521)		$(1,805)
Permian EOR	(164)	(193)	(210)	(155)	(722)	(115)	(119)	(102)		(336)
Other domestic	(231)	(219)	(205)	(257)	(912)	(86)	(21)	-		(107)
Latin America	(67)	(74)	(69)	(100)	(310)	(47)	(45)	(24)		(116)
Middle East/North Africa	(454)	(554)	(527)	(614)	(2,149)	(476)	(449)	(242)		(1,167)
Exploration Drilling	(88)	(125)	(160)	(150)	(523)	(58)	(30)	(15)		(103)
Chemical	(41)	(71)	(61)	(141)	(314)	(40)	(57)	(58)		(155)
Midstream and marketing	(399)	(462)	(311)	(811)	(1,983)	(115)	(105)	(155)		(375)
Corporate	(23)	(30)	(21)	(27)	(101)	(9)	(9)	(10)		(28)
GAAP external reporting	(1,795)	(2,129)	(2,036)	(2,970)	(8,930)	(1,675)	(1,390)	(1,127)		(4,192)
Non-controlling interest contributions (c)	123	149	74	29	375	-	-	-		-
Cracker JV investment contributions	(60)	(21)	(41)	(43)	(165)	(60)	(98)	(92)		(250)
	$(1,732)	$(2,001)	$(2,003)	$(2,984)	$(8,720)	$(1,735)	$(1,488)	$(1,219)		$(4,442)

Reconciliation of non-GAAP disclosures to GAAP	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Condensed Statements of Cash Flows
CASH FLOW FROM OPERATING ACTIVITIES
Continuing operations	$2,042	$2,274	$2,074	$2,481	$8,871	$566	$811	$1,026		$2,403
Discontinued operations	655	593	564	385	2,197	(5)	(6)	(6)		(17)
CASH FLOW FROM INVESTING ACTIVITIES
Continuing operations	(1,894)	(1,152)	(2,123)	(1,075)	(6,244)	(2,206)	(1,683)	(1,229)		(5,118)
Discontinued operations	(479)	(563)	(619)	(565)	(2,226)	-	-	-		-
CASH FLOW FROM FINANCING ACTIVITIES
Continuing operations	(1,385)	(1,093)	610	(458)	(2,326)	9	1,481	-		1,490
Discontinued operations	-	-	-	124	124	-	-	-		-
Increase (decrease) in cash and cash equivalents	(1,061)	59	506	892	396	(1,636)	603	(209)		(1,242)
Cash and cash equivalents - beginning of period	3,393	2,332	2,391	2,897	3,393	3,789	2,153	2,756		3,789
Cash and cash equivalents - end of period	$2,332	$2,391	$2,897	$3,789	$3,789	$2,153	$2,756	$2,547		$2,547

(a) Other, net for 2015 represents the current cash benefit on the 2015 NOL carryback in excess of 2014 Federal tax due.

(b) Restricted cash must be used solely to pay dividends, repurchase common stock, repay debt, or a combination of the foregoing.

(c) Disclosed as financing cash flows in GAAP cash flow statements

Schedule 7

Occidental Petroleum Corporation

Oil & Gas Net Production Volumes Per Day by Geographical Locations

	2014					2015
NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian Resources	67	72	77	84	75	98	109	116		108
Permian EOR	145	144	148	150	147	145	145	144		145
Midcontinent & Other	90	92	90	87	90	83	79	72		78
Total	302	308	315	321	312	326	333	332		331

Latin America	31	21	31	34	29	40	42	27		36

Middle East / North Africa
Al Hosn	-	-	-	-	-	9	18	50		26
Dolphin	34	38	38	40	38	39	42	41		41
Oman	73	76	75	80	76	89	87	93		90
Qatar	68	69	69	70	69	64	65	67		65
Other	65	68	67	71	67	78	71	79		76
Total	240	251	249	261	250	279	283	330		298

Continuing operations	573	580	595	616	591	645	658	689		665
Sold assets - Hugoton	18	6	-	-	6	-	-	-		-
Barrels of Oil Equivalent (MBOE)	591	586	595	616	597	645	658	689		665

NET PRODUCTION VOLUMES PER DAY BY COMMODITY:
United States
Oil (MBBL)
Permian Resources	37	40	43	51	43	62	71	74		69
Permian EOR	110	110	111	112	111	111	110	108		110
Midcontinent & Other	26	29	28	26	27	25	24	22		24
Total	173	179	182	189	181	198	205	204		203
NGLs (MBBL)
Permian Resources	11	12	13	13	12	14	15	18		16
Permian EOR	28	29	30	31	30	28	29	30		29
Midcontinent & Other	14	12	12	12	12	11	11	10		10
Total	53	53	55	56	54	53	55	58		55
Natural Gas (MMCF)
Permian Resources	115	120	121	122	120	130	136	143		136
Permian EOR	38	34	42	39	38	37	38	37		37
Midcontinent & Other	305	305	299	296	301	280	263	239		261
Total	458	459	462	457	459	447	437	419		434

Latin America
Oil (MBBL)	29	19	29	32	27	38	40	25		34
Natural Gas (MMCF)	12	12	12	10	11	12	10	9		10

Middle East / North Africa
Oil (MBBL)
Al Hosn	-	-	-	-	-	2	4	9		5
Dolphin	6	7	7	7	7	7	7	7		7
Oman	66	70	67	72	69	80	81	85		82
Qatar	68	69	69	70	69	64	65	67		65
Other	27	28	28	31	28	37	31	39		36
Total	167	174	171	180	173	190	188	207		195
NGLs (MBBL)
Al Hosn	-	-	-	-	-	2	4	14		7
Dolphin	6	7	7	8	7	7	8	8		8
Total	6	7	7	8	7	9	12	22		15
Natural Gas (MMCF)
Al Hosn	-	-	-	-	-	30	60	162		85
Dolphin	131	144	146	152	143	150	160	158		156
Oman	40	40	45	49	43	56	38	45		46
Other	231	236	235	240	236	245	240	242		242
Total	402	420	426	441	422	481	498	607		529

Schedule 8

Occidental Petroleum Corporation

Oil & Gas Sales Volumes Per Day and Realized Prices by Geographical Locations

			2014					2015
NET SALES MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

United States	302	308	315	321	312	326	333	332		331

Latin America	34	26	31	34	31	38	37	36		36

Middle East / North Africa
Al Hosn	-	-	-	-	-	9	18	50		26
Dolphin	34	38	38	39	38	40	42	41		41
Oman	72	77	76	78	76	89	87	92		89
Qatar	71	66	71	68	69	67	65	62		65
Other	49	64	59	95	66	68	75	57		67
Total	226	245	244	280	249	273	287	302		288

Continuing operations	562	579	590	635	592	637	657	670		655
Sold assets - Hugoton	18	6	-	-	6	-	-	-		-
Barrels of Oil Equivalent (MBOE)	580	585	590	635	598	637	657	670		655

REALIZED PRICES
United States
Oil ($/BBL)	$92.56	$93.70	$87.43	$66.46	$84.73	$43.66	$52.64	$44.48		$46.97
NGLs ($/BBL)	$42.06	$42.17	$39.32	$27.67	$37.79	$17.32	$17.32	$13.72		$16.06
Natural Gas ($/MCF)	$4.39	$4.15	$3.74	$3.56	$3.97	$2.49	$2.09	$2.24		$2.28

Latin America
Oil (MBBL)	$98.53	$101.30	$92.16	$63.93	$88.00	$47.70	$55.19	$42.46		$48.53
Natural Gas (MMCF)	$10.81	$10.99	$9.88	$3.19	$8.94	$4.53	$5.49	$5.67		$5.18

Middle East / North Africa
Oil ($/BBL)	$104.65	$105.15	$102.19	$77.80	$96.34	$53.98	$56.48	$52.53		$54.37
NGLs ($/BBL)	$38.43	$32.00	$29.70	$25.37	$30.98	$21.57	$21.38	$17.12		$19.25

Total Worldwide
Oil ($/BBL)	$98.14	$99.30	$94.26	$71.58	$90.13	$48.50	$54.55	$47.78		$50.33
NGLs ($/BBL)	$41.70	$40.98	$38.20	$27.39	$37.01	$17.96	$18.06	$14.68		$16.73
Natural Gas ($/MCF)	$2.90	$2.68	$2.42	$2.21	$2.55	$1.66	$1.48	$1.51		$1.55

Index Prices
WTI Oil ($/BBL)	$98.68	$102.99	$97.17	$73.15	$93.00	$48.63	$57.94	$46.43		$51.00
Brent Oil ($/BBL)	$107.90	$109.77	$103.39	$76.98	$99.51	$55.17	$63.50	$51.17		$56.61
NYMEX Natural Gas ($/MCF)	$4.66	$4.55	$4.17	$3.99	$4.34	$3.07	$2.73	$2.78		$2.86

Percentage of Index Prices
Worldwide oil as a percentage of WTI	99%	96%	97%	98%	97%	100%	94%	103%		99%
Worldwide oil as a percentage of Brent	91%	90%	91%	93%	91%	88%	86%	93%		89%
Worldwide NGL as a percentage of WTI	42%	40%	39%	37%	40%	37%	31%	32%		33%
Worldwide NGL as a percentage of Brent	39%	37%	37%	36%	37%	33%	28%	29%		30%
Domestic gas as a percentage of NYMEX	94%	91%	90%	89%	91%	81%	77%	81%		80%

Schedule 9

Occidental Petroleum Corporation

Oil and Gas Costs

			2014					2015
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

Cash operating expenses ($/BOE)
United States	$13.67	$14.63	$14.89	$14.94	$14.54	$14.46	$13.04	$13.10		$13.52
Latin America	$15.28	$21.05	$15.84	$13.90	$16.25	$9.95	$11.99	$13.60		$11.77
Middle East/North Africa	$11.55	$10.87	$11.30	$13.35	$11.83	$12.51	$11.03	$8.72		$10.68
Total Oil and Gas	$12.94	$13.34	$13.45	$14.18	$13.50	$13.36	$12.10	$11.15		$12.17

Taxes other than on income ($/BOE)
United States	$4.96	$4.76	$4.36	$3.86	$4.48	$3.14	$3.30	$2.36		$2.92
Total Oil and Gas	$2.83	$2.66	$2.42	$1.96	$2.45	$1.63	$1.85	$1.20		$1.56

DD&A expense ($/BOE)
United States	$17.46	$18.13	$18.63	$18.81	$18.26	$17.12	$17.82	$18.24		$17.73
Latin America	$13.65	$14.73	$13.73	$14.22	$14.14	$14.05	$14.66	$14.61		$14.43
Middle East/North Africa	$14.59	$14.91	$15.13	$17.73	$15.68	$13.41	$14.20	$12.36		$13.30
Total Oil and Gas	$16.12	$16.64	$16.90	$18.09	$16.97	$15.35	$16.06	$15.39		$15.60

G&A and other operating expenses ($/BOE)	$3.62	$4.23	$4.12	$3.68	$3.91	$3.58	$3.57	$2.88		$3.35

Exploration Expense ($ millions)
United States	$10	$14	$11	$35	$70	$5	$6	$3		$14
Latin America	-	-	-	4	4	-	-	-		-
Middle East/North Africa	14	25	17	20	76	3	4	2		9
	$24	$39	$28	$59	$150	$8	$10	$5		$23

Schedule 10

 Occidental Petroleum Corporation

 Segment Core Income Pre-tax Variance Roll-forwards

 (Amounts in millions)

	2014				2015
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Quarter-over-Quarter
Oil & Gas
Prior quarter core income	$1,752	$1,719	$1,703	$1,571	$736	$57	$324
Sales price	27	13	(182)	(845)	(934)	217	(261)
Sales volume	(146)	49	43	173	10	28	(14)
Operating expenses	66	(34)	(19)	(100)	101	30	45
DD&A rate	(30)	(10)	4	(14)	123	(5)	5
Exploration expense	1	(15)	11	(37)	52	(3)	5
All others	49	(19)	11	(12)	(31)	-	58
Current quarter core income	$1,719	$1,703	$1,571	$736	$57	$324	$162

Chemical
Prior quarter core income	$128	$136	$133	$140	$160	$139	$136
Sales price	11	24	9	(30)	(92)	2	(42)
Sales volume / mix	41	(2)	(6)	4	(26)	16	(8)
Operations / manufacturing	(39)	(17)	(1)	56	89	(20)	80
All others	(5)	(8)	5	(10)	8	(1)	8
Current quarter core income	$136	$133	$140	$160	$139	$136	$174

Midstream and Marketing
Prior quarter core income	$106	$96	$130	$155	$168	$(5)	$84
Marketing	(26)	31	13	11	(73)	59	(91)
Gas plants	53	(6)	-	(26)	(14)	1	(2)
Pipelines	(51)	17	7	27	(83)	29	23
Power generation	17	(3)	3	(9)	(3)	-	17
All others	(3)	(5)	2	10	-	-	-
Current quarter core income	$96	$130	$155	$168	$(5)	$84	$31

Year-over-Year
Oil & Gas
Prior year core income	$1,542	$1,751	$1,973	$1,752	$1,719	$1,703	$1,571		$4,993
Sales price	136	124	(291)	(1,024)	(1,923)	(1,714)	(1,768)		(5,405)
Sales volume	61	(96)	(50)	104	210	247	163		620
Operating expenses	6	(40)	(36)	(86)	(51)	6	83		38
DD&A rate	(34)	(49)	(41)	4	102	84	87		273
Exploration expense	6	19	(1)	(35)	19	28	22		69
All others	2	(6)	17	21	(19)	(30)	4		(45)
Current quarter core income	$1,719	$1,703	$1,571	$736	$57	$324	$162		$543

Chemical
Prior year core income	$159	$144	$181	$128	$136	$133	$140		$409
Sales price	(31)	(5)	7	6	(88)	(115)	(181)		(384)
Sales volume / mix	43	29	9	21	(44)	(29)	1		(72)
Operations / manufacturing	(19)	(36)	(65)	13	145	146	213		504
All others	(16)	1	8	(8)	(10)	1	1		(8)
Current quarter core income	$136	$133	$140	$160	$139	$136	$174		$449

Midstream and Marketing
Prior year core income	$183	$123	$125	$106	$96	$130	$155		$381
Marketing	(99)	(9)	43	27	(21)	7	(98)		(112)
Gas plants	-	9	7	22	(41)	(33)	(35)		(109)
Pipelines	6	6	(19)	(7)	(26)	(15)	6		(35)
Power generation	8	5	3	7	(12)	(11)	4		(19)
All others	(2)	(4)	(4)	13	(1)	6	(1)		4
Current quarter core income	$96	$130	$155	$168	$(5)	$84	$31		$110

Schedule 11